                                                                     EXHIBIT 4.2

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of August 30, 1996 by and among Preferred Payment Systems, Inc., a Delaware corporation (including its successors by merger, acquisition, reorganization or otherwise, the "Company"), the investors named on Schedule A attached hereto (the "Investors") and the current shareholders and optionholders of the Company named on Schedule B attached hereto (the "Shareholder").

     WHEREAS, the Investors propose to purchase certain convertible subordinated notes in the aggregate principal amount of $10,000,000 (the "Convertible Notes") pursuant to a Convertible Note Purchase Agreement dated as of the date hereof (the "Purchase Agreement") by ad among the Company, the Investors and certain of the Shareholders.

     WHEREAS, the Convertible Notes are convertible into shares of Convertible Redeemable Preferred Stock of the Company (the "Convertible Preferred Stock") and shares of Redeemable Preferred Stock of the Company.

     WHEREAS, the execution and delivery of this Agreement is a condition precedent to the transactions contemplated by the Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises, as an inducement to the Investors to consummate the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby covenants and agrees with each Investor as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean (i) the Company's common stock, par value $.01 per share, as authorized on the date of this Agreement, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency), and (iii) any other securities into which or for which any of the securities described in (i) or (ii) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          "Conversion Shares" shall mean shares of the Company's Common Stock issued and issuable upon conversion of the Convertible Preferred Stock.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Person" shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

          "Registrable Securities" shall mean (i) the Conversion Shares or shares of any other securities issued and issuable upon conversion of the Convertible Preferred Stock, and (ii) any other securities issued and issuable with respect to any such shares described in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain form the Company any Registrable Securities, whether or not such acquisition has actually been effected.)

          "Registration Expenses" shall mean the expenses so described in
Section 6.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     2.   Demand Registration.

          (a) At any time after the earlier to occur of (i) August 30, 1998 or
(ii) the date on which the Company becomes subject to Section 13 or Section 15(d) of the Exchange Act, the holders of at least twenty percent (20%) of the Registrable Securities may request the Company register under the Securities Act the Registrable Securities held by such requesting holders (such amount to be at least 20% of the Registrable Securities or a lesser percentage, if the reasonably anticipated aggregate offering price to the public of such public offering (net of reasonably anticipated underwriting discounts and commissions) would exceed $3,000,000) in the manner specified in such request. Upon receipt of such request, the Company shall promptly deliver notice of such request to all Persons holding Registrable Securities who shall then have thirty (30) days to notify the Company in writing of their desire to be included in such registration. If the request for registration contemplates an underwritten public offering, the Company shall state such in written notice and in such event the right of any Person to participate in such registration shall be conditioned upon their participation in such underwritten public offering and the inclusion of their Registrable Securities in the underwritten public offering to the extent provided herein. The Company will use its best efforts to expeditiously effect the registration of all Registrable Securities whose holders request participation in such registration under the Securities Act, but only to the extent provided for in the following provisions of this Agreement; provided, however, that the Company shall not be required to effect registration pursuant to a request under this Section 2 more than two (2) times for the holders of Registrable Securities as a group. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 2 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Registrable Securities shall have been entitled to join pursuant to Section 4 and in which there shall have been effectively registered all Registrable Securities as to which registration shall have been requested.

          (b) If a request for registration pursuant to this section 2 is made and the Company has not previously effected an initial underwritten public offering of its securities, the Company may include in such requested registration any authorized but unissued shares of Common Stock (or authorized treasury shares) for sale by the Company to effect an initial public offering; and if the managing underwriter of such initial public offering determines in good faith that the total number of securities sought to be included in such offering should be limited due to the necessity of including in such underwriting or registration securities to be sold for the account of the Company, the number of shares of Common Stock sought to be included on behalf of the Company shall not be reduced until all other shares of securities sought to be included in such initial public offering (including Registrable Securities) are first reduced in accordance with the priorities set forth in Section 4 hereof. Notwithstanding anything herein to the contrary, in the event (x) the number of shares of Common Stock so included by the Company pursuant to this clause (b) exceeds the number of Registrable Securities requested to be included by the holders who originally requested such registration or (y) if the number of Registrable Securities requested to be included by any holders is reduced by operation of the preceding sentence of this clause (b), then such registration shall be deemed to be a registration in accordance with and pursuant to Section 4 and the holders of Registrable Securities shall not be deemed to have exercised one of their rights to request registration under Section 2.

          (c)  With respect to a request for registration pursuant to this
Section 2 other than a request as described in clause (b) above, the Company may include in each such requested registration any authorized but unissued shares of Common Stock (or authorized treasury shares) for sale by the Company and the Shareholders may include in each such requested registration shares of Common Stock held by such Shareholders; provided, however, that any such shares of Common Stock shall not be included to the extent that the managing underwriter of the offering (if the offering is underwritten) or the holders of a majority of the shares of the Registrable Securities who requested the registration (if the offering is not underwritten), determine(s) in good faith that the inclusion of such shares will interfere with the successful marketing of the shares of the Registrable Securities to be included in the registration. If a requested registration involves an underwritten public offering and the managing underwriter of such offering determines in good faith that the number of securities sought to be offered should be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter, provided that the shares to be excluded shall be determined in the following order of priority: (i) securities held by any other Persons (other than the Shareholders and holders of Registrable Securities) having a contractual, incidental "piggy back" right to include such securities in the registration statement, (ii) securities held by the Shareholders, (iii) securities offered on behalf of the Company, (iv) Registrable Securities of holders who did not make the original request for registration and, if necessary, (v) Registrable Securities of holders who requested such registration pursuant to Section 2. If there is a reduction of the number of Registrable Securities pursuant to clauses (iv) and (v), such reduction shall be made on a pro rata basis (based upon the aggregate number of Registrable Securities held by such holders).

          (d) Whenever a requested registration pursuant to Section 2(a) is for an underwritten public offering, the Company shall have the right to approve the managing underwriter chosen by the holders of a majority of the Registrable Securities to be sold in such offering (which approval will not be unreasonably withheld or delayed). The Company may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable) to become effective within 90 days following the effective date of any registration required pursuant to this Section 2.

          (e) If, at the time of any request to register Registrable Securities pursuant to Section 2(a), the Company is preparing a registration statement for a public offering (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable) which in fact is filed and becomes effective within ninety (90) days after the request, or is engaged in any activity (including a concurrent or proposed security issuance or acquisition) which, in the good faith determination of the Company's board of directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at is option direct that such request be delayed for a period (the "Black-Out Period") not in excess of 120 days from the effective date of such offering or the date of commencement of such other activity, as the case may be. The aggregate amount of Black-Out Periods in any consecutive twelve month period shall not exceed 120 days. Nothing in this Section 2(e) shall prelude a holder of Registrable Securities from enjoying registration rights which it might otherwise possess under Section 4 hereof.

     3.   Form-3.

          (a) After the first public offering of its securities registered under the Securities Act, the Company shall use its best efforts to qualify and remain qualified to register securities on Form S-3 (or any successor form) under the Securities Act. The holders of at least twenty (20%) of the Registrable Securities shall have the right to request any number of registrations on Form S-3 (or any successor form) for the Registrable Securities held by such requesting holders, including registrations for the sale of such Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the

Securities Act. Such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such holder or holders. The Company shall give notice to all other holders of the Registrable Securities of the receipt of a request for registration pursuant to this Section 3 and such holders of Registrable Securities shall then have thirty (30) days to notify the Company in writing of their desire to participate in the registration.

          (b) If, at the time of any request to register Registrable Securities pursuant to this Section 3, the Company is preparing a registration statement for a public offering (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable) which in fact is filed and becomes effective within ninety (90) days after the request, or is engaged in any activity (including a concurrent or proposed security issuance or acquisition) which, in the good faith determination of the Company's board of directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may request a Black-Out Period in accordance with, and subject to,
Section 2(e) hereof. Subject to the foregoing, the Company will use its best efforts, in each case, to effect promptly the registration of the Registrable Securities to the extent requested by the holder or holders thereof on Form S-3 and to keep such registration effective until the Registrable Securities registered thereunder are sold.

          (c) In the case of a registration for the sale of Registrable Securities on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration Statement"), upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event which makes any statement made in the Shelf Registration Statement or related prospectus untrue or which requires the making of any changes in such Shelf Registration Statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, each holder of Registrable Securities registered under such Shelf Registration Statement shall forthwith discontinue disposition of such Registrable Securities pursuant to such Shelf Registration Statement until such holder's receipt of the copies of the supplemented or amended prospectus or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus; provided, however, that the Company shall not give a Suspension Notice until after the Shelf Registration Statement has been declared effective and shall not give more than one Suspension Notice during any period of twelve consecutive months and in no event shall the period from the date on which any holder receives a Suspension Notice to the date on which any holder receives either the Advice or copies of the supplemented or amended prospectus (the "Suspension Period') exceed 60 days. In the event that the Company shall give any Suspension Notice, the Company shall use its best efforts and take such actions as are reasonably necessary to render the Advice and end the Suspension Period as promptly as practicable.

     4. Piggyback Registration. If the Company at any time proposes to register any of its securities under the Securities Act (including, without limitation, pursuant to a demand of any stockholder of the Company exercising registration rights) for sale to the public (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice at the applicable address of record to each holder of Registrable Securities and to each Shareholder of its intention to do so. Upon the written request of any of such holders of the Registrable Securities and/or any such Shareholders, given within twenty (20) days after receipt by such Person of such notice, the Company will, subject to the limits contained in this Section 4, use its best efforts to cause all such Registrable Securities of said requesting holders and all such Common Stock of said requesting Shareholders to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent required to permit such sale or other disposition of said Registrable Securities and Common Stock so registered; provided, however, that if the Company is advised in writing in good faith by any managing underwriter of the Company's securities being offered in a public offering pursuant to such registration statement that the amount to be sold by persons other than the Company (collectively, "Selling Stockholders") is greater than the amount which can be offered without adversely affecting the offering, the Company may reduce the amount offered for the accounts of Selling Stockholders (including such holders of shares of Registrable Securities) to a number deemed satisfactory by such managing underwriter; provided that the shares to be excluded shall be determined in the following order of priority: (i) securities held by any Persons not having any such contractual, incidental registration rights, (ii) securities held by any Persons having contractual, incidental registration rights pursuant to an agreement which is not this Agreement, (iii) securities held by the Shareholders, and (iv) the Registrable Securities sought to be included by the holders as determined on a pro rata basis (based upon the aggregate number of Registrable Securities held by such holders); provided further however, that in the event the holders Registrable Securities shall have received in the aggregate net proceeds of at least $30 million from the previous sale of Registrable Securities, then the securities sought to be included by the Shareholders and the Registrable Securities sought to be included by the holders shall be reduced on a pro rata basis notwithstanding clauses (iii) and (iv) above.

     5. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

          (i) use its best efforts diligently to prepare and file with the Commission a registration statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such registration statement to become and remain effective until completion of the proposed offering;

          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement;

          (iii) furnish to each selling holder and the underwriters, if any, such number of copies of such Registration Statement, any amendments thereto, any documents incorporated by reference therein, the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such selling holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such selling holder;

          (iv) use every reasonable effort to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as each selling holder shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such selling holder to consummate the public sale or other disposition in such jurisdictions of the securities owned by such selling holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (v) within a reasonable time before each filing of the registration statement or prospectus or amendments or supplements thereto with the Commission, furnish to counsel selected by the holders of Registrable Securities copies of such documents proposed to be filed, which documents shall be subject to the reasonable approval of such counsel;

          (vi) promptly notify each selling holder of Registrable Securities, such selling holders' counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in the registration statement or related prospectus untrue or which requires the making of any changes in such registration statement or prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (vii) use its best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement, and if one is issued use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment;

          (viii) if requested by the managing underwriter or underwriters (if any), any selling holder, or such selling holder's counsel, promptly incorporate in a prospectus supplement or post-effective amendment such information as such Person requests to be included therein, including, without limitation, with respect to the securities being sold by such selling holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of an underwritten offering of the securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

          (ix) make available to each selling holder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such selling holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement;

          (x) enter into any reasonable underwriting agreement required by the proposed underwriter(s) for the selling holders, if any, and use its best efforts to facilitate the public offering of the securities;

          (xi) furnish to each prospective selling holder a signed counterpart, addressed to the prospective selling holder, of (A) an opinion of counsel for the Company, dated the effective date of the registration statement, and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of the Company's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

          (xii) use its best efforts to cause the securities covered by such registration statement to be listed on the securities exchange or quoted on the quotation system on which the Common Stock of the Company is then listed or quoted (or if the Common Stock is not yet listed or quoted, then on such exchange or quotation system as the selling holders and the Company shall determine);

          (xiii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than 45 days after the close of the period covered thereby (90) days in case the period covered corresponds to a fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any comparable successor provisions); and

          (xiv) otherwise cooperate with the underwriters), the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any securities under this Agreement.

     6. Expenses. All expenses incurred in effecting the registrations provided for in Sections 2, 3 and 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and fees of one counsel for the selling holders of Registrable Securities (which counsel shall be selected by the holders of not less than a majority of the Registrable Securities to be included in any such registration), underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 5(iv) hereof (all of such expenses referred to as "Registration Expenses"), shall be paid by the Company.

     7. Indemnification. (a) The Company shall indemnify and hold harmless the selling holder of such securities, each underwriter (as defined in the Securities Act), and each other Person who participates in the offering of such securities and each other Person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating Person (individually and collectively the "Indemnified Person") against any losses, claims, damages or liabilities (collectively the "liability"), joint or several, to which such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Except as otherwise provided in Section 7(d), the Company shall reimburse each such Indemnified Person in connection with investigating or defending any such liability; provided, however, that.the Company shall not be liable to any Indemnified Person in any such case to the extent that any such liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such Person specifically for use therein, or upon such statement or omission therein based on the authority of an expert within the meaning of that term as defined in the Securities Act (but only if the Company had no reasonable ground to believe, and did not believe, that the statements made on the authority of an expert were untrue or that there was an omission to state a material fact); and provided further, that the Company shall not be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act regardless of any investigation made by or on behalf of such Indemnified

Person and shall survive transfer of such securities by such seller.

          (b) Each selling holder of any securities included in such registration being effected, indemnify and hold harmless each other selling holder of any securities, the Company, its directors and officers, each underwriter and each other Person, if any, who controls the Company or such underwriter (individually and collectively also the "Indemnified Person"), against any liability, joint or several, to which any such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such selling holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission by such selling holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by such selling holder specifically for use therein, and then only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission by the selling holder was not based on the authority of an expert as to which the selling holder had no reasonable ground to believe, and did not believe, that the statement made on the authority of such expert was untrue or that there was an omission to state a material fact. Such selling holder shall reimburse any Indemnified Person for any legal fees incurred in investigating or defending any such liability; provided, however, that such selling holder's obligations hereunder shall be limited to an amount equal to the proceeds to such selling holder of the securities sold in any such registration; and provided, further, however, that no selling holder shall be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any Person to deliver a prospectus as required by the Securities Act.

          (c)  Indemnification similar to that specified in Sections 7(a) and
(b) shall be given by the Company and each selling holder (with such modifications as may be appropriate) with respect to any required registration or other qualification of their securities under any federal or state law or regulation of governmental authority other than the Securities Act.

          (d) In the event the Company, any selling holder or other Person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Sections 7(a), (b) or (c), the Person claiming indemnification under such paragraphs shall promptly notify the Person against whom indemnification is sought of such complaint, notice, claim or action, and such indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action. The Person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Person against whom indemnification is sought (unless the indemnifying party fails to promptly defend, in which case the fees and expenses of such separate counsel shall be home by the Person against whom indemnification is sought). In no event shall a Person against whom indemnification is sought be obligated to indemnify any Person for any settlement of any claim or action effected without the indemnifying Person's prior written consent.

     8. Compliance with Rule 144. In the event that the Company (i) registers a class of securities under Section 12 of the Exchange Act or (ii) shall commence to file reports under Section 13 or 15(d) of the Exchange Act, thereafter, the Company will use its best efforts thereafter to file with the Commission such information as is required under the Exchange Act for so long as there are holders of Registrable Securities; and in such event, the Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any comparable successor rules). The Company shall furnish to any holder of Registrable Securities upon request a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144 (or such comparable successor rules). After the occurrence of the first underwritten public offering of Common Stock of the Company pursuant to an offering registered under the Securities Act on Form S-1 or Form SB-1 (or any comparable successor forms), subject to the limitations on transfers imposed by this Agreement, the Company shall use its best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

     9. "Market Stand-off" Agreement. In connection with the Company's initial underwritten public offering, the holders of Registrable Securities and the Shareholders, if requested in good faith by the Company and the managing underwriter of the Company's securities, shall agree not to sell or otherwise transfer or dispose of any securities of the Company held by them (except for any securities sold pursuant to such registration statement) for a period following the effective date of the applicable registration statement as agreed to by such parties, provided, however that in no event shall such period exceed 180 days. In connection with any other underwritten public offering by the Company, to the extent holders of not less than a majority of the Registrable Securities have agreed with the managing underwriter(s) not to sell or otherwise transfer or dispose of any of the Registrable Securities held by each them for a period of time after the effective date of any such registration statement in order to effect an orderly public distribution thereof, then each holder of Registrable Securities and each Shareholder, if requested in good faith by the Company and the managing underwriter, shall enter into and execute such an agreement with such managing underwriter(s) and the Company pertaining to a restriction on the transfer of any securities of the Company then held by them (and not included in such registration) during such same time period and on the same terms and conditions as the agreement made by said holders of a majority of the Registrable Securities.

     10. Amendments. The provisions of this Agreement may be amended, and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of at least sixty-seven percent (67%) of the Registrable Securities.

     11. Transferability of Registration Rights. The registration rights set forth in this Agreement are transferable to each transferee of Registrable Securities, other than a transferee whose activities, products or services are competitive with the activities, products or services of the Company as of the date of such transfer. Each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

     12. Rights Which May Be Granted to Subsequent Investors. Other than permitted transferees of Registrable Securities under Section 11 hereof, the Company shall not, without the prior written consent of holders of at least fifty one percent (51%) of the Registrable Securities, (a) allow purchasers of the Company's securities or transferees of securities held by the Shareholders to become a party to this Agreement or (b) grant any other registration rights to any third parties.

     13. Damages. The Company recognizes and agrees that each holder of Registrable Securities will not have an adequate remedy if the Company fails to comply with the terms and provisions of this Agreement and that damages will not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by any holder of Registrable Securities or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

     14.  Miscellaneous.

          (a) All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), telegraphed, sent by express overnight courier service or electronic facsimile transmission (with a copy by mail), or delivered to the applicable party at the addresses indicated below:

     If to the Company:

          Preferred Payment Systems, Inc.
          1230 East Diehl Road,
          Suite 300
          Naperville, IL 60563
          Attention:  Steven E. Nelson
          Telecopy No.:  (708) 245-0740

     With a copy to:

          McDermott, Will & Emery
          227 West Monroe Street
          Chicago, IL  60606-5096
          Attention:  Bernard S. Kramer, Esq.
          Telecopy No.:  (312) 984-3669

     If to the Investors:

          TA Associates, Inc.
          High Street Tower, Suite 2500
          125 High Street
          Boston, MA  02110
          Attention:  Jonathan M. Goldstein
          Telecopy No.:  (617) 574-6728

     With a copy to:

          Goodwin, Procter & Hoar LLP
          Exchange Place
          53 State Street
          Boston, MA  02109
          Attention:  Kevin M. Dennis, Esq.
          Telecopy No.:  (617) 570-8150

     If to any other holder of Registrable Securities or the Shareholders:

          At such Person's address for notice as set forth in the books and records of the Company or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to other parties complying as to delivery with the terms of this subsection (a). All such notices, requests, demands and other communications shall, when mailed, telegraphed or sent, respectively, be effective (i) two days after being deposited in the mails or (ii) one day after being delivered to the telegraph company, deposited with the express overnight courier service or sent by electronic facsimile transmission, respectively, addressed as aforesaid.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

          (c) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (d) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

                              PREFERRED PAYMENT SYSTEMS, INC.


                              By:________________________________
                                Name:
                                Title:


                              SHAREHOLDERS:


                              ___________________________________
                              Steven E. Nelson


                              ___________________________________
                              James T. Doody


                              ___________________________________
                              Byron W. Smith


                              ___________________________________
                              Craig Cunningham


                              ___________________________________
                              Brent R. Anderson


                              ___________________________________
                              Rosemary Weiner


                              ___________________________________
                              Daniel Kenney


                              ___________________________________
                              Thomas D. Bartlett

                              ____________________________________
                              Daniel J. Marion


                              ___________________________________
                              Donna J. Ambrosino

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

                              PREFERRED PAYMENT SYSTEMS, INC.


                              By:________________________________
                                Name:
                                Title:


                              SHAREHOLDERS:


                              ___________________________________
                              Steven E. Nelson


                              ___________________________________
                              James T. Doody


                              ___________________________________
                              Byron W. Smith


                              ___________________________________
                              Craig Cunningham


                              ___________________________________
                              Brent R. Anderson


                              ___________________________________
                              Rosemary Weiner


                              ___________________________________
                              Daniel Kenney


                              ___________________________________
                              Thomas D. Bartlett

                              ___________________________________
                              Daniel J. Marion


                              ___________________________________
                              Donna J. Ambrosino


                              ___________________________________
                              Joan C. Bottigliero


                              ___________________________________
                              Donald A. Gieser


                              ___________________________________
                              Zan W. Larsen


                              ___________________________________
                              Patricia A. Loid


                              ___________________________________
                              Kimberly S. Pritchett


                              ___________________________________
                              Chad J. Charles


                              ___________________________________
                              Keith I. Smith


                              ___________________________________
                              Janet Rancati


                              ___________________________________
                              Clare Cortez

                              ___________________________________
                              Tom Nolte


                              ___________________________________
                              Mary Jane LaBelle


                              ___________________________________
                              Brian Master


                              ___________________________________
                              Debra Skinner

                              ___________________________________
                              Joan C. Bottigliero


                              ___________________________________
                              Donald A. Gieser


                              ___________________________________
                              Zan W. Larsen


                              ___________________________________
                              Patricia A. Loid


                              ___________________________________
                              Kimberly S. Pritchett


                              ___________________________________
                              Chad J. Charles


                              ___________________________________
                              Keith I. Smith


                              ___________________________________
                              Janet Rancati


                              ___________________________________
                              Clare Cortez


                              ___________________________________
                              Tom Nolte


                              ___________________________________
                              Mary Jane LaBelle

                              ___________________________________
                              Brian Master


                              ___________________________________
                              Debra Skinner

                              ___________________________________
                              Joan C. Bottigliero


                              ___________________________________
                              Donald A. Gieser


                              ___________________________________
                              Zan W. Larsen


                              ___________________________________
                              Patricia A. Loid


                              ___________________________________
                              Kimberly S. Pritchett


                              ___________________________________
                              Chad J. Charles


                              ___________________________________
                              Keith I. Smith


                              ___________________________________
                              Janet Rancati


                              ___________________________________
                              Clare Cortez


                              ___________________________________
                              Tom Nolte


                              ___________________________________
                              Mary Jane LaBelle

                              ___________________________________
                              Brian Master


                              ___________________________________
                              Debra Skinner

                              ___________________________________
                              Joan C. Bottigliero


                              ___________________________________
                              Donald A. Gieser


                              ___________________________________
                              Zan W. Larsen


                              ___________________________________
                              Patricia A. Loid


                              ___________________________________
                              Kimberly S. Pritchett


                              ___________________________________
                              Chad J. Charles


                              ___________________________________
                              Keith I. Smith


                              ___________________________________
                              Janet Rancati


                              ___________________________________
                              Clare Cortez


                              ___________________________________
                              Tom Nolte


                              ___________________________________
                              Mary Jane LaBelle

                              ___________________________________
                              Brian Master


                              ___________________________________
                              Debra Skinner

                              ___________________________________
                              Joan C. Bottigliero


                              ___________________________________
                              Donald A. Gieser


                              ___________________________________
                              Zan W. Larsen


                              ___________________________________
                              Patricia A. Loid


                              ___________________________________
                              Kimberly S. Pritchett


                              ___________________________________
                              Chad J. Charles


                              ___________________________________
                              Keith I. Smith


                              ___________________________________
                              Janet Rancati


                              ___________________________________
                              Clare Cortez



                              ___________________________________
                              Tom Nolte


                              ___________________________________
                              Mary Jane LaBelle

                              ___________________________________
                              Brian Master


                              ___________________________________
                              Debra Skinner

                              ___________________________________
                              Joan C. Bottigliero


                              ___________________________________
                              Donald A. Gieser


                              ___________________________________
                              Zan W. Larsen


                              ___________________________________
                              Patricia A. Loid


                              ___________________________________
                              Kimberly S. Pritchett


                              ___________________________________
                              Chad J. Charles


                              ___________________________________
                              Keith I. Smith


                              ___________________________________
                              Janet Rancati


                              ___________________________________
                              Clare Cortez



                              ___________________________________
                              Tom Nolte


                              ___________________________________
                              Mary Jane LaBelle

                              ___________________________________
                              Brian Master


                              ___________________________________
                              Debra Skinner

          INVESTORS:

                    ADVENT NEW YORK L.P.

                    By:  TA Associates VI L.P., its General Partner
                    By:  TA Associates Inc., its General Partner


                    By:  _______________________________________
                         Name:  Jonathan M. Goldstein
                         Title:  Attorney-in-Fact


                    TA VENTURE INVESTORS LIMITED
                    PARTNERSHIP



                    By:  _______________________________________
                         Name:  Jonathan M. Goldstein
                         Title:  Attorney-in-Fact


                    ADVENT VII L.P.

                    By:  TA Associates VII L.P., its General Partner
                    By:  TA Associates Inc., its General Partner


                    By:  _______________________________________
                         Name:  Jonathan M. Goldstein
                         Title:  Attorney-in-Fact


                    ADVENT ATLANTIC AND PACIFIC III, L.P.

                    By:  TA Associates AAP III Partners, its General Partner
                    By:  TA Associates, Inc.


                    By:  _______________________________________
                         Name:  Jonathan M. Goldstein
                         Title:  Attorney-in-Fact

                                  SCHEDULE A
                                  ----------

                                      to

                         Registration Rights Agreement



                               List of Investors
                               -----------------



                             Advent New York L.P.

                   TA Venture Investors Limited Partnership

                                Advent VII L.P.

                     Advent Atlantic and Pacific III, L.P.